Exhibit 10.25

                           MIKOHN GAMING CORPORATION

                         Securities Purchase Agreement

	This Securities Purchase and Exchange Agreement (this "Agreement") is dated as of September 25, 2003, among Mikohn Gaming Corporation, a Nevada corporation (the "Company"), and the purchasers identified on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers").

	WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

	NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

       1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

	   "Action" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation, whether pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

	   "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

	   "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

	   "Closing" means the closing of the purchase and sale of the Securities pursuant to Article II.

	   "Closing Date" means the date of the Closing.

	   "Commission" means the Securities and Exchange Commission.

	   "Common Stock" means the common stock of the Company, $0.10 par value per share, and any securities into which such common stock may hereafter be reclassified.

	   "Company Counsel" means Mayer, Brown, Rowe & Maw LLP.

	   "Effective Date" means the date that the Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

	   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

	   "Investment Amount" means, with respect to each Purchaser, the investment amount indicated below such Purchaser's name on the signature page of this Agreement.

	   "Lead Purchaser" means ________________.

	   "Lien" means any lien, charge, encumbrance, security interest, option, claim, equitable interest, pledge, proxy, voting trust or agreement, right of first refusal or other restrictions of any kind.

	   "Notes" means the Company's outstanding 11?% Senior Secured Notes due 2008 issued pursuant to the Indenture, dated as of August 22, 2001 between the Company and Firstar Bank, N.A. (as Trustee).

	   "Per Unit Purchase Price" equals $5.34125.

	   "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

	   "Proceeding" means an Action, demand, claim, litigation, suit, investigation, arbitration or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether pending or threatened.

	   "Purchaser Percentage" means, with respect to a Purchaser, the percentage equal to the product of (x) a fraction, the numerator of which shall be the Investment Amount paid by such Purchaser on the Closing Date and the denominator of which shall be the aggregate Investment Amount paid by all Purchasers on the Closing Date multiplied by (y) 100.

	   "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

	   "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of Exhibit B.

	   "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

	   "SEC Reports" has the meaning set forth in Section 3.1(h).

	   "Securities" means the Shares, the Warrants and the Warrant
Shares.

	   "Securities Act" means the Securities Act of 1933, as amended.

	   "Shares" means the shares of Common Stock to be issued to the Purchasers at the Closing.

	   "Subsidiary" means any "significant subsidiary" as defined in Rule 1-02(w) of Regulation 5-X promulgated by the Commission under the Exchange Act .

	   "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

	   "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, on which the Common Stock is listed or quoted for trading on the date in question.

	   "Transaction Documents" means this Agreement, the Warrants, the Registration Rights Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

	   "Warrants" means the Common Stock purchase warrants in the form of Exhibit A, to be issued to the Purchasers at the Closing.

	   "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.


                                  ARTICLE II.
                               PURCHASE AND SALE

	2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the Shares and the Warrants representing such Purchaser's Investment Amount. The Closing shall take place at the offices of Mayer, Brown, Rowe & Maw LLP, 555 College Avenue, Palo Alto, California 94306-1433 on the 12th calendar day following the date hereof or at such other location or time as the parties may agree.

	2.2 Closing Deliveries. (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

		(i)	a certificate evidencing a number of Shares equal to
such Purchaser's Investment Amount divided by the Per Unit Purchase Price, registered in the name of such Purchaser;

		(ii)	a Warrant, registered in the name of such Purchaser,
pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock equal to 25% of the number of Shares issuable to such purchaser in accordance with Section 2.2(a)(i);

		(iii)	accrued and unpaid interest on any Notes surrendered,
up to, but not including the Closing Date, in immediately available funds, by wire transfer to an account designated in writing by the Purchaser for such purpose;

		(iv)	the legal opinions of the Company's internal counsel
and Company Counsel, executed by such counsel and delivered to the Purchasers, in form and substance reasonably satisfactory to the Lead Purchaser; and

		(v)	the Registration Rights Agreement duly executed by
the Company.

	(b)	At the Closing, each Purchaser shall deliver or cause to be
delivered to the Company the following:

		(i)	such Purchaser's Investment Amount, payable in any
combination of (x) United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose or (y) surrender of Notes in the aggregate amount set forth on the signature page attached hereto such that, when added to the amount payable in U.S. dollars pursuant to clause (x) above, is equal to the Purchaser's Investment Amount; and

	(ii)	the Registration Rights Agreement duly executed by
such Purchaser.


                                 ARTICLE III.
                        REPRESENTATIONS AND WARRANTIES

	3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

	(a)	Subsidiaries.  The Company has no direct or indirect
Subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued (including in compliance with all applicable gaming laws) and are fully paid, non-assessable and free of preemptive and similar rights.

	(b)	Organization and Qualification.  Each of the Company and
each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified or licensed to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, earnings, net worth, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole on a consolidated basis, or (iii) an adverse impairment to the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

	(c)	Authorization; Enforcement.  The Company has the requisite
corporate power and authority to execute and deliver each of the Transaction Documents and to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or its stockholders in connection therewith. this Agreement has been (and upon delivery at Closing of the other Transaction Documents will have been) duly executed by the Company, and this Agreement constitutes, and each other Transaction Document when delivered in accordance with the terms hereof will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

	(d)	No Conflicts.  The execution, delivery and performance of
the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with, or result in or constitute any violation of, any award, decision, judgment, decree, injunction, writ, order, subpoena, ruling, verdict or arbitration award entered, issued, made or rendered by any federal, state, local or foreign government or any other Governmental Entity (each an "Order"), or any Law, applicable to the Company or any of its subsidiaries, or to any of their respective properties or assets, or to any Securities; (c) result in the creation or imposition of (or the obligation to create or impose) any Lien on any of the properties or assets of the Company or any of its subsidiaries, or on any of the Securities; or (d) conflict with, or result in or constitute any violation of, or result in the termination, suspension or revocation of, any Authorization applicable to the Company or any of its subsidiaries, or to any of their respective properties or assets, or to any of the Securities, or result in any other impairment of the rights of the holder of any such Authorization ; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

	(e)	Filings, Consents and Approvals.  Assuming the accuracy of
the representation of each Purchaser set forth in Section 3.2 hereof, no registration (including any registration under the Securities Act) or filing with, or any notification to, or any approval, permission, consent, ratification, waiver, authorization, order, finding of suitability, permit, license, franchise, exemption, certification or similar instrument or document (each, an "Authorization") of or from, any court, arbitral tribunal, arbitrator, administrative or regulatory agency or commission or other governmental or regulatory authority, agency or governing body, domestic or foreign, including without limitation any Indian tribe or gaming commission, authority or control board (each, a "Governmental Entity"), or any other person, or under any statute, law, ordinance, rule, regulation or agency requirement of any Governmental Entity, including without limitation any gaming regulation or regulatory requirement (each, a "Law"), on the part of the Company or any of its subsidiaries is required in connection with the execution or delivery by the Company of the Transaction Documents or the performance by the Company of its obligations under each of the Transaction Documents except as would not have a material effect on the Company or its performance of its obligations under the Transaction Documents.

	(f)	Issuance of the Securities.  The Securities have been duly
authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, except for such restrictions on transfer or ownership imposed by applicable federal or state securities laws or applicable gaming laws. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants in order to issue the Shares and the Warrant Shares.

	(g)	Capitalization.  The number of shares and type of all
authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is set forth in Schedule 3.1(g). All of the outstanding shares of the Company's capital stock have been duly authorized and validly issued, fully paid and nonassessable, were issued in compliance with all applicable federal and state securities laws and all applicable gaming laws and are not subject to, and were not issued in violation of, any preemptive or similar rights. Except as set forth in Schedule 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in Schedule 3.1(g), the issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

	(h)	SEC Reports; Financial Statements.  The Company has filed
all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.
The Company has informed each Purchaser prior to the date hereof of any filing by the Company of any SEC Reports within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

	(i)	Material Changes.  Since the date of the latest audited
financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could be expected to result in a Material Adverse Effect (a "Material Adverse Change"), (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities that would not be required to be reflected in the Company's financial statements pursuant to GAAP or that would not be required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, (v) there has not been any material change or any development involving or which could reasonably be expected to involve a material change in the capital stock of the Company or any of its subsidiaries, and (vi) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

	(j)	Litigation.  Except as set forth in the Disclosure
Materials, there are no Proceedings pending or, to the Company's knowledge, threatened in any court or before or by any other Governmental Entity to which the Company or any subsidiary of the Company is or could be a party or to which any of their respective properties or assets are or could be subject, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, nor, to the knowledge of the Company, is there any Law or Order outstanding against or affecting the Company or any of its subsidiaries or any of their respective properties or assets, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, no action has been taken and no Law or Order has been enacted, adopted or issued by any Governmental Entity which prevents the execution, delivery or performance of this Agreement or the issuance of the Securities or suspends the offering, issuance or sale of the Securities in any jurisdiction in which the Securities are proposed to be sold. To the knowledge of the Company, no Order or relief of any nature by any Governmental Entity has been issued with respect to the Company or any of its subsidiaries which would suspend the offering, issuance or sale of the Securities in any jurisdiction in which the Securities are proposed to be sold. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

	(k)	Compliance.  Neither the Company nor any Subsidiary (i) is
in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, could result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) to the Company's knowledge, is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment, labor matters and gaming matters, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder promulgated by the Commission, except where such noncompliance would not have or reasonably be expected to result in a Material Adverse Effect.

	(l)	Title to Assets.  The Company and the Subsidiaries have
good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property, do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and, in each case, would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. To the Company's knowledge, any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance except, in each case, as would not reasonably be expected to result in a Material Adverse Effect.

	(m)	Patents and Trademarks.  The Company and the Subsidiaries
own (and are the record owner of) or possess adequate licenses to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, confidential information, technology and other similar rights (and all goodwill associated therewith) that are necessary or that are used in connection with their respective businesses as described in the SEC Reports and which the failure to so own or have would, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that any of the Intellectual Property Rights violates or infringes upon or conflicts with the rights of any Person. Except as set forth in the SEC Reports, or as would not reasonably be expected to result in a Material Adverse Effect, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

	(n)	Insurance.  The Company and the Subsidiaries are insured by
insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

	(o)	Transactions With Affiliates and Employees.  Except as set
forth in the SEC Reports, none of the officers or directors or Affiliates of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, Affiliate or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

	(p)	Internal Accounting Controls.  The Company and the
Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

	(q)	Solvency.  Based on the financial condition of the Company
as of the Closing Date (and assuming that the Closing shall have occurred),
(i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

	(r)	Certain Fees.  Other than fees paid to ______________, no
brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Purchaser pursuant to written agreements executed by such Purchaser which fees or commissions shall be the sole responsibility of such Purchaser) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

	(s)	Certain Registration Matters.  Assuming the accuracy of the
Purchasers' representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Shares and Warrant Shares by the Company to the Purchasers under the Transaction Documents. The Company is eligible to register the resale of its Common Stock for resale by the Purchasers under Form S-3 promulgated under the Securities Act. Except as described in Schedule 3.1(s), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

	(t)	Listing and Maintenance Requirements.  Except as specified
in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing or maintenance requirements thereof. The Company is in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the NASDAQ Stock Market.

	(u)	Investment Company.  The Company is not, and after giving
effect to the sale of the Securities and the application of the net proceeds therefrom, will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an Affiliate of an "investment company."

	(v)	Application of Takeover Protections.  The Company has taken
all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation or any agreement to which the Company is a party that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

	(w)	No Additional Agreements.  The Company does not have any
agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in this Agreement.

	(x)	Disclosure.  The Company understands and confirms that the
Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

	(y)	Regulation D.  None of the Company or any affiliate (as
defined in Rule 501(b) of Regulation D ("Regulation D") under the Securities
Act) of the Company has directly, or through any agent (provided that no representation is made as to the Agent or its affiliates or any person acting on its behalf), (a) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities
Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act or; (b) engaged in or used any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the sale of the Securities, including articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

	3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

	(a)	Organization; Authority.  Such Purchaser is an entity duly
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

	(b)	Investment Intent.  Such Purchaser is acquiring the
Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and otherwise in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

	(c)	Purchaser Status.  At the time such Purchaser was offered
the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

	(d)	Experience of such Purchaser.  Such Purchaser, either alone
or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Company Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Company Securities and, at the present time, is able to afford a complete loss of such investment.

	(e)	General Solicitation.  Such Purchaser is not purchasing the
Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

	(f)	Access to Information.  Such Purchaser acknowledges that it
has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

	(g)	Certain Fees.  Except for the fees that will be payable by
the Company under Section 3.1(r), such Purchaser has not entered into any agreement or arrangement that would entitle any broker or finder to compensation by the Company in connection with the sale of the Company Securities to such Purchaser.

	(h)	No Legal, Tax or Investment Advice.  Such Purchaser
understands that nothing in Transaction Documents or any other materials presented to such Purchaser in connection with the purchase and sale of the Common Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed to be necessary or appropriate in connection with its purchase of the Common Shares.

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.


                              	ARTICLE IV.
		    OTHER AGREEMENTS OF THE PARTIES

     4.1(a)	Securities may only be disposed of in compliance with state
and federal securities laws, including pursuant to an exemption therefrom.
In connection with any transfer of the Securities other than pursuant to an effective registration statement pursuant to paragraph (k) of Rule 144, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

	(b)	Certificates evidencing the Securities will contain the
following legend, so long as is required by this Section 4.1(b) or Section
4.1(c):

	[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED]WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY) TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. [THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] [THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

	The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

	(c)	Certificates evidencing the Shares and Warrant Shares shall
not contain any legend (including the legend set forth in Section 4.1(b)):
(i) while a registration statement (including the Registration Statement) covering the resale of such Shares and Warrant Shares is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) while such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its internal counsel to issue any legal opinion or instruction reasonably required by the Company's transfer agent on the Effective Date to comply with the requirements set forth in this Section. Following the Effective Date or at such earlier time as a legend is no longer required for the Shares and Warrant Shares under this Section 4.1(c), the Company will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

     4.2 Furnishing of Information. As long as any Purchaser owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.
4.3	Integration.  The Company shall not, and shall use its
commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

     4.4 Further Issuances. Except as otherwise contemplated herein, the Company will not issue, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, securities of the Company that are substantially similar to the Common Stock or any securities convertible into, or exercisable, or exchangeable for, Common Stock; or publicly announce an intention to effect any such transaction, during the period of 180 days from the Effective Date (as defined in the Registration Rights Agreement); provided, however, that the Company may (i) issue Common Stock pursuant to any stock option plan, stock ownership plan or dividend reinvestment plan of the Company currently in effect; (ii) issue options to purchase Common Stock pursuant to any stock option plan currently in effect; (iii) issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Closing; (iv) issue Common Stock or any other security substantially similar to the Common Stock to a seller in connection with an acquisition transaction, and (v) engage in such other transactions, if any, agreed in writing by the Lead Purchaser.

     4.5 Securities Laws Disclosure; Publicity.  By 8:30 a.m. (New York
City time) on the Closing Date, the Company shall issue a press release reasonably acceptable to the Purchasers disclosing the transactions contemplated hereby. No later than the first Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K (disclosing the "8-K Filing") with the Commission describing the material terms of the transactions contemplated by the Transaction Documents hereby. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

     4.6 Indemnification of Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Purchaser Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document (other than transactions brought by the investors or shareholders of such Purchaser against such Purchaser), excluding only Losses that result directly from such Purchaser's or Related Person's gross negligence or willful misconduct. In addition to the indemnity contained herein, the Company will reimburse each Purchaser Party for its reasonable and documented legal and other out-of-pocket expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

     4.7 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     4.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes to redeem (via exchange or otherwise) outstanding Notes and not to redeem any capital stock of the Company or to settle any outstanding Action.

                                  ARTICLE V.
                                  CONDITIONS

     5.1 Conditions to Closing of the Purchasers. Each Purchaser's obligation to purchase the Securities at the Closing is subject to the satisfaction, or waiver by such Purchaser, of the following conditions:
	(a)	Representations and Warranties.   The representations and
warranties of the Company set forth in this Agreement shall be true and correct in all material respects (except for those qualified as to materiality or a Material Adverse Effect, which shall be true and correct) as of the date of this Agreement (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (or if qualified as to materiality or a Material Adverse Effect, true and correct) as of such date) as though made on and as of the Closing Date. The Purchaser shall have received a certificate signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

	(b)	Performance of Obligations of Company.   The Company shall
have performed in all material respects all agreements and covenants required to be performed by it under this Agreement prior to the Closing Date. Such Purchaser shall have received a certificate signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

	(c)	Regulatory Approvals.  The Company and each Purchaser shall
have received all requisite approvals (including all required findings of suitability) regarding the issuance and sale of the Securities from all applicable gaming commissions, including the Mississippi Gaming Commission and the Louisiana Gaming Commission.

	(d)	NASD Filing.  The Company shall have filed with the National
Association of Securities Dealers, a Notification Form: Listing of Additional Shares with respect to the Shares.

     5.2 Conditions to Closing of the Company.   The Company's obligation
to issue and sell the Securities at the Closing is subject to the satisfaction, or waiver by the Company, of the following conditions:

	(a)	Representations and Warranties.  The representations and
warranties of each Purchaser set forth in this Agreement shall be true and correct in all material respects as of the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such date) as though made on and as of the Closing Date.

	(b)	Performance of Obligations of the Purchasers.  Each of the
Purchasers shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement prior to the Closing Date.

	(c)	Regulatory Approvals.  The Company and each Purchaser shall
have received all requisite approvals (including all required findings of suitability) regarding the issuance and sale of the Securities from all applicable gaming commissions, including the Mississippi Gaming Commission and the Louisiana Gaming Commission.

	(d)	NASD Filing.  The Company shall have filed with the National
Association of Securities Dealers, a Notification Form: Listing of Additional Shares with respect to the Shares.

                                  ARTICLE VI.
                                 MISCELLANEOUS
     6.1 Fees and Expenses. At the Closing, the Company shall pay the fees of Skadden, Arps, Slate, Meagher and Flom LLP in connection with the preparation of the Transaction Documents, it being understood that Skadden, Arps, Slate, Meagher and Flom LLP has not rendered any legal advice to the Company in connection with the transactions contemplated hereby and that the Company has relied for such matters on the advice of its own counsel. Except as specified in the immediately preceding sentence and in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

     6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

	If to the Company:	Mikohn Gaming Corporation
				920 Pilot Road
				Las Vegas, NV  89119
				Attn:  Chief Financial Officer
				Facsimile No.:  (702) 896-2461

	With a copy to:		Mayer, Brown, Rowe & Maw LLP
				555 College Avenue
				Palo Alto, CA 94306-1433
				Attn:  Martin J. Collins, Esq.
				Facsimile No.:  (650) 331-2060

	If to a Purchaser:	To the address set forth under such Purchaser's
                                name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

     6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers."

     6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.6.

     6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     6.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares and Warrants.

     6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     6.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

     6.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

     6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     6.16 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


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                             SIGNATURE PAGES FOLLOW]







 	IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                     MIKOHN GAMING CORPORATION

                                   By:  /s/  John M. Garner
                                       -------------------------
                                   Name:  John M. Garner
                                   Title: Executive Vice President,
                                          Chief Financial Officer and
                                          Treasurer


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                   SIGNATURE PAGES FOR PURCHASERS FOLLOW]







IN WITNESS WHEREOF, the parties have executed this Securities Purchase and Exchange Agreement as of the date first written above.


     				By:_____________________________________
                                Name:
                                Title:

                                Consideration:  [Notes and/or Cash]

                                Cash Paid:  Dollar Amount of Notes
                                  surrendered:
                                Face/Principal Amount of Notes surrendered:

                                     _____________________________________

	                             Investment Amount:	$_________________

                                Address for Notice:


                                Facsimile No.:
                                Attn: